                                                                   EXHIBIT 10.47

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             DATED 11TH OCTOBER 2000







                           (1) EVANS VACCINES LIMITED

                                   (2) AVIRON






                            -----------------------

                              AMENDED AND RESTATED

                              CONTRACT MANUFACTURE

                                    AGREEMENT

                            -----------------------






                                LATHAM & WATKINS
                                 99 BISHOPSGATE
                                 LONDON EC2M 3XF

                            TEL: +44 (0) 20 7710 1000
                            FAX: +44 (0) 20 7374 4460

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.      AMENDMENT AND RESTATEMENT............................................ 1

2.      DEFINITIONS AND INTERPRETATION....................................... 1

3.      CONSIDERATION........................................................ 3

4.      PROFIT SHARE PAYMENTS................................................ 3

5.      CURRENCY............................................................. 4

6.      [***]................................................................ 4

7.      RESTRICTIVE COVENANT................................................. 5

8.      ANNOUNCEMENTS AND PUBLICITY.......................................... 5

9.      NOTICES.............................................................. 5

10.     COUNTERPARTS......................................................... 6

11.     VARIATION............................................................ 7

12.     COSTS................................................................ 7

13.     SEVERANCE............................................................ 7

14.     WAIVERS.............................................................. 7

15.     APPLICABLE LAW AND JURISDICTION...................................... 7

16.     [***]................................................................ 7

17.     ASSIGNMENT........................................................... 8

18.     [***]................................................................ 8


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




THIS AGREEMENT is made the 11th day of October 2000.

BETWEEN:

(1)     EVANS VACCINES LIMITED (registered in England and Wales under Company
        Number: 3970089) the registered office of which is at Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA ("EVANS"); and

(2) AVIRON (registered in Delaware) the registered office of which is at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America ("AVIRON").

WHEREAS:

(A) Pursuant to an amended and restated contract manufacture agreement dated 7th June 1999 and made between Medeva Pharma Limited ("MEDEVA") and Aviron (the "CMA"), Medeva agreed, inter-alia, to manufacture the Intermediate Product (as defined below) for Aviron.

(B) Pursuant to an agreement dated 7th September 2000 the Evans has acquired from Medeva the business carried on at the premises situated in Gaskill Road, Speke, Liverpool, of the manufacture, assembly and packaging of pharmaceutical products, or components thereof (the "Medeva Sale Agreement").

(C) On 28th September 2000, being the date of completion of the Medeva Sale Agreement, the CMA was assigned from Medeva to Evans, in accordance with its terms.

(D) Evans and Aviron now wish to amend and restate the CMA as provided in this Agreement.

In consideration of the mutual covenants set forth herein the parties agree as follows.

1.      AMENDMENT AND RESTATEMENT

        The parties hereby amend and restate the CMA to read in full as set forth below and each of the parties agrees that the remaining provisions of the CMA, as are not reflected in this Agreement, are hereby terminated and that neither party shall have any further rights, obligations or liabilities in respect thereof.

2.      DEFINITIONS AND INTERPRETATION

In this Agreement the following words shall have the following meanings:

        "ANNUAL PRODUCTION FORECAST" shall have the meaning ascribed to it in the Shared Services Agreement;

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        "ASSOCIATED COMPANIES" means in respect of any party, any company which at the relevant time is a subsidiary of that party's ultimate holding company or any subsidiary of such a subsidiary where the term subsidiary shall have the meaning as defined in section 736 of the Companies Act 1985 (as amended) and in respect of Aviron any entity that directly or indirectly owns, is owned by or is under common ownership with Aviron, where own or ownership means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity;

        "AVIRON UK" means Aviron UK Limited, a company registered in England and Wales (under company number 3854275), a wholly owned subsidiary of Aviron;

        "BUSINESS DAY" means any day that is not a Saturday or a Sunday or a public holiday in England and Wales;

        "CAIV PRODUCT" means Aviron's live, attenuated, intranasally deliverable cold-adapted influenza vaccine;

        "CUSTOMS" means HM Customs & Excise;

        "MILESTONE" means in respect of the following calendar years:

        (a) 2001 - the obtaining by Aviron of its BLA Licence for the Vaccine;

        (b)    2002 - achievement of net sales of US$ [***] of the Vaccine;

        (c)    2003 - achievement of net sales of US$ [***] of the Vaccine;

        (d)    2004 - achievement of net sales of US$ [***] of the Vaccine;

        (e)    2005 - achievement of net sales of US$ [***] of the Vaccine;

        (f)    2006 - achievement of net sales of US$ [***] of the Vaccine;

        "NET SALES" shall have the meaning ascribed to it in sub-clause 4.3;

        "PAYMENT DATE" means each of [***];

        "SHARED SERVICES AGREEMENT" means the agreement entered into on the date of this Agreement between Evans and Aviron UK relating to the provision and sharing of certain services;

        "TRANSACTION AGREEMENTS" shall have the same meaning as that ascribed to it in a Master Agreement dated the date of this Agreement made between, inter alia, the parties to this Agreement;

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

        "VACCINE" means the frozen formulation of Aviron's CAIV Product;

        "VAT" means value added tax under the Value Added Tax Act 1994 ("VATA");

        "WARRANT INSTRUMENTS" means the warrant instruments to be constituted by Aviron as referred to in clause 3(c).

3.      CONSIDERATION

        In consideration of Evans agreeing to the amendment and restatement of the CMA in accordance with the terms of this Agreement, Aviron agrees to:

        (a) pay to Evans the sum of US$[***] to be paid on the date of this Agreement;

        (b) pay to Evans the sum of US$ [***] to be paid in cleared funds within seven days of each Payment Date provided always that such sum shall only be payable if the following conditions are met:

               (i) no [***] pursuant to sub-clause [***] of the [***] has arisen during the year in which the [***] falls;

               (ii) the [***] for the year in which the [***] falls has been [***]; and

               (iii) the [***] for the year in which the [***] falls has been [***]; and

        (c) issue to Evans warrants over 63,162 common shares of Aviron at an exercise price of US$ 47.50 per share pursuant to and on the terms of the Warrant Instruments, such warrants to be issued to Evans within 3 (three) Business Days of the date of this Agreement.

4.      PROFIT SHARE PAYMENTS

4.1 As further consideration for Evans agreeing to the amendment and restatement of the CMA pursuant to this Agreement, save as provided below, within 45 days from the end of each calendar quarter, Aviron shall pay to Evans an amount corresponding to [***]% of net sales of the Vaccine up to a total of US$ 20 million, provided that any amount of said US$ 20 million not paid on [***] shall be due and payable within thirty (30) days of such date.

4.2 Aviron's obligation to make any profit share payment to Evans pursuant to sub-clause 4.1 shall not commence until such time as Evans's profit share entitlement exceeds an amount equal to US$ 1 million together with interest on such sum calculated from January 1, 2000 at a rate of [***] percent ([***]%) per annum up to the time of grant of the [***] and thereafter at a rate of [***] percent ([***]%) per annum up to the date Evans' profit share entitlement exceeds such sum. For the avoidance of doubt, Evans's total profit share entitlement pursuant to sub-clause 4.1 shall be reduced by the amount

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        equal to US$ 1 million and interest thereon calculated in accordance with this sub-clause 4.2.

4.3 As used herein, "net sales" means the [***] by Aviron or its Associated Companies or licensees from persons or entities due to or by reason of the [***], less the following [***], but only to the extent such sums are otherwise included in the [***], or are [***];

        (a)    [***];

        (b)    [***];

        (c)    [***] other than those described above;

        (d) [***] (to the extent that the foregoing [***] do not exceed [***] percent ([***]%) of the sum of [***] and [***];

        (e)    [***]; and

        (f)    [***].

               [***]  not intended for [***], and made [***] shall not be [***].

4.4 Evans shall be entitled upon reasonable notice and during normal business hours to have an independent auditor reasonably acceptable to Aviron inspect the financial records of Aviron pertaining to sales of the Vaccine to confirm the accuracy of any report or information provided to Evans concerning Evans's [***] and Evans and Aviron shall make available to said independent auditor such records, in whatever form.

        Under no circumstances shall the combined [***] from [***] attributable to the factors listed in sub-clauses 4.3 (a) and 4.3 (d) exceed [***] percent ([***]%).

4.5 Evans covenants that any sums paid by Aviron to Evans pursuant to this clause 4 shall be [***] in accordance with Evans' agreement with Medeva Pharma Limited dated 7th September 2000 and in the event that Aviron becomes [***] then Evans hereby agrees to [***] provided always that Aviron has paid such sums to Evans in accordance with this clause 4.

5.      CURRENCY

        Any sums payable pursuant to this Agreement shall be paid in US$.

6.      [***]

6.1 Any sum payable by Aviron to Evans under this Agreement shall be paid [***], save only as may be required by law.

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

6.2 If any [***] is required by law to be made [***] under this Agreement, Aviron shall [***].

6.3 If Evans obtains a [***] in respect of the said [***] then to the extent that Evans is able to [***] as determined by Evans in its absolute discretion Evans shall [***] been obtained Provided that Evans will not be obliged to make any such [***]to the extent that such [***] available to Evans. Evans shall not be obliged to arrange its affairs so as to [***].

7.      RESTRICTIVE COVENANT

7.1 As consideration for Aviron agreeing to the amendment and restatement of this Agreement Evans shall not (and shall procure that no Associated Company shall) for so long as the [***] is in force and effect and for a period of [***] after the termination of the [***], [***], and Evans shall not [***], which have not been not authorised in writing by Aviron, including but not limited to any [***] and Evans shall not [***].

7.2 The undertaking in sub-clause 7.1 is considered by the parties to be reasonable in all the circumstances. If such undertaking should for any reason be held to be invalid but would have been held to be valid if part of the wording were deleted, the undertaking shall apply with such part of the wording deleted.

8.      ANNOUNCEMENTS AND PUBLICITY

        No announcement or circular or other publicity in connection with the subject matter of this Agreement (other than as permitted by this Agreement) shall be made by or on behalf of Evans and Aviron without the approval of the other as to its content, form and manner of publication (such approval not to be unreasonably withheld or delayed) save that any announcement, circular or other publicity required to be made or issued by Evans or Aviron pursuant to any legal or regulatory authority may be made or issued by Evans or Aviron without such approval. The parties shall consult together upon the form of any such announcement, circular or other publicity and the other party shall promptly provide such information and comment as the party issuing any such announcement, circular or other publicity may from time to time reasonably request.

9.      NOTICES

9.1 Any notice required to be given under this Agreement shall be in writing signed by (or by some person duly authorized by) the person giving it and may be served by leaving it or sending it by facsimile to the address of the relevant party set out in sub-clause 9.2. Any notice so served shall be deemed to have been received:

        (a)    if delivered personally, at the time of delivery; or

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

        (b) in the case of a notice sent by facsimile, if the notice was sent during the business hours of the addressee then on the day of transmission, and otherwise on the next following Business Day.

               For the purposes of this Clause "business hours" means the hours of 9.00 a.m. to 5.30 p.m. local time in the country of the addressee.

9.2     Any notice required to be given under this Agreement shall be sent:

        (a) to Evans at: Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA.

                      Facsimile No: 01865 332601

                      For the attention of: [***]

        (b) to Aviron at: 297 North Bernardo Avenue, Mountain View, California 94043, USA.

                      Facsimile No: +1 (650) 919 2455

                      For the attention of: [***]

               or to such other address or facsimile number as is notified in writing from time to time by Evans or Aviron (as the case may be) to the other party to this Agreement.

9.3 Aviron irrevocably agrees that any writ, summons, claim form, order, judgment, or other process issued out of the courts of [***] in connection with any proceedings (a "Service Document") may be sufficiently and effectively served on it by the service on [***], if no replacement agent has been appointed and notified to Evans pursuant to sub-clause 9.3(b) or on the replacement agent if one has been appointed and notified to Evans.

        (a) Any Service Document served pursuant to this clause shall be marked for the attention of:

               (i)    [***] or

               (ii) such other person as is appointed as agent for service pursuant to clause 9.3.

        (b) If the agent referred to in sub-clause 93(a) (or any replacement agent appointed pursuant to this sub-clause) at any time ceases for any reason (including its dissolution) to act as Aviron's agent for service, Aviron shall promptly and irrevocably appoint another person with an address for service in [***] to be its agent for service on the terms of this clause and promptly notify Evans of the replacement's name and address.

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        (c) A copy of any Service Document served on an agent pursuant to this clause shall be sent by post to Accrington at its address for the time being for the service of notices and other communications under this clause 9.

10.     COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same Agreement. Unless otherwise provided in this Agreement, this Agreement shall become effective and be dated (and each counterpart shall be dated) on the date on which this Agreement (or a counterpart of this Agreement) is signed by the last of the parties to execute this Agreement or, as the case may be, a counterpart thereof.

11.     VARIATION

No variation of this Agreement shall be effective unless made in writing and signed by or on behalf of each of the parties.

12.     COSTS

The parties shall pay their own costs and expenses in relation to the preparation, execution and carrying into effect of this Agreement.

13.     SEVERANCE

If at any time any provision of this Agreement is or becomes invalid or illegal in any respect, such provision shall be deemed to be severed from this Agreement but the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

14.     WAIVERS

A failure by any party to exercise and any delay, forbearance or indulgence by any party in exercising any right, power or remedy under this Agreement shall not operate as a waiver of that night, power or remedy or preclude its exercise at any subsequent time or on any subsequent occasion. The single or partial exercise of any right, power or remedy shall not preclude any other or further exercise of that right, power or remedy. No custom or practice of the parties at variance with the terms of this Agreement shall constitute a waiver of the rights of any party under this Agreement. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies provided by law.

15.     APPLICABLE LAW AND JURISDICTION

15.1 This Agreement shall be governed by [***] law and each of the parties submits to the exclusive jurisdiction of the [***].

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

15.2 The parties irrevocably consent to any process in a legal action or proceedings in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to the service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

16.     [***]

The parties agree that the provisions of the [***]shall not apply to this Agreement.

17.     ASSIGNMENT

[***] party may assign [***] its rights or delegate [***] its obligations under this Agreement (other than [***] as the case may be provided that such assignee [***] and provided further that before such assignee [***] will procure that the benefit of this Agreement is re-assigned to [***] or (upon giving further written notice to [***]) to [***] (subject always to the foregoing provisions of this clause) [***] the prior written consent of [***], except as expressly provided herein.

18.     [***]

18.1 Notwithstanding anything contained in this Agreement, if any of the amounts payable by Aviron to Evans under this Agreement are expressed to be [***] then [***] shall only be payable [***] if:

        (a)    [***] on such sums or amounts; and

        (b)    a proper [***] invoice is submitted to [***].

18.2 If [***] under this Agreement, in accordance with clause 18.1, or, notwithstanding clause 18.1, if (as applicable) no ruling under clause
        18.3 has been received to the effect that [***] in respect of any relevant amount by the date on which any [***] under this Agreement, then it shall be [***] on the date of this Agreement within 14 business days of the date of this Agreement and in any other case on the date on which [***].

18.3

        (a) The parties take the view that the supplies under this Agreement should be treated as [***] and agree that [***] shall prepare a [***] to this effect. This [***] shall be sent first to [***] or its agents for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].

        (b) The parties shall use their reasonable endeavours to ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this Agreement the parties should use their reasonable endeavours to ensure that within 5 Business Days of the date of this Agreement a letter is sent to [***].

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

               [***] shall send a copy of any [***] to [***] and [***] within 5 Business Days of receipt of it from [***].

        (c) If no such [***] has been obtained by the time that [***] is due to [***] which includes a [***] it may notify [***] that it has [***] on a transaction which may be treated as a [***].

18.4

        (a) If [***] that any or all of the [***] which are being treated as [***] under any of the Transaction Agreements constitute a [***] or [***] or a [***]:

               (i) [***], if it has not submitted a [***] on which it has accounted for the [***] on the date on which such [***], will forthwith issue [***] which has been [***] in which case [***] will on the date of [***] the [***] detailed in the applicable [***]; or

               (ii) [***], if it has submitted a [***] on which the [***] has been accounted for, will make an [***] as appropriate for recovery of the applicable [***] from [***] and will account to [***] on the date of such [***] and will issue at that date [***] which has been [***].

        (b) For the avoidance of doubt any failure by [***] to comply with any conditions detailed in the [***] under which a [***] is made (such that [***] do not receive a [***] or only receive a [***] from [***]) will not affect the obligation of [***] to refund to [***] any [***] and for the purposes of clause 18.4 (a) (ii) it shall be regarded as having [***] on the date on which it would have [***] were it not for such failure.

IN WITNESS WHEREOF this Agreement has been executed by the duly authorised representatives of the parties the day and the year first above written.

                                            EVANS VACCINES LIMITED

                                            By: /s/ C.S.W. Swingland
                                                --------------------------------
                                            Name: C.S.W. Swingland
                                            Title:  Director


                                     AVIRON

                                            By: /s/ Fred Kurland
                                                --------------------------------
                                            Name:  Fred Kurland
                                            Title:  SVP & CFO

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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